UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 17, 2010

China Electronics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-152535	98-0550385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building 3, Binhe District, Longhe East Road, Lu’an City, Anhui Province, PRC	237000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-86-564-3224888

Buyonate, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A hereby amends the Current Report on Form 8-K filed by China Electronics Holdings, Inc. (formerly Buyonate, Inc.) on August 18, 2010, to correct the name of the registrant which was inadvertently misstated in the Current Report on Form 8-K filed on August 18, 2010.

On August 17, 2010 we consummated a private placement to 11 accredited investors for an aggregate gross purchase price of $571,296 ($10.56 per unit) of 54,100 units, each unit consisting of  four shares of our Common Stock, par value $0.0001 per share (“Stock”), a three-year warrant to purchase one share of our Common Stock for $3.70 per share and  a three-year warrant to purchase one share of our Common Stock for $4.75 per share pursuant to a Subscription Agreement (the “Subscription Agreement”) with such investors (the “Private Placement”).

USE OF DEFINED TERMS

Except as otherwise indicated by the context, references in this Report to:

•
"the Company," "we," "us," or "our," are references to the combined business of China Electronics Holdings, Inc, and its subsidiary, China Electronic Holdings, Inc., and China Electronic Holdings, Inc.’s direct and indirect subsidiaries;

•	"Securities Act" refers to the Securities Act of 1933, as amended; and

•	"Exchange Act" refers to the Securities Exchange Act of 1934, as amended.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 17, 2010 we entered into and consummated a Subscription Agreement with 11 accredited investors described in Item 3.02 of this Current Report, the first paragraph of which Item 3.02 is incorporated herein by reference.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

On August 17, 2010 we entered into and consummated a Subscription Agreement (the “Subscription Agreement”) with 11 accredited investors pursuant to which the investors agreed to and did purchase for an aggregate gross purchase price of $571,296 an aggregate of (a) 216,400 shares of our common stock, (b) three year warrants (“Series C Warrants”) to purchase an aggregate of 54,100 shares of our common stock for $3.70 per share and (c) three year warrants (“Series D Warrants”) to purchase an aggregate of 54,100 shares of our Common Stock for $4.75 per share. The Subscription Agreement was on the same terms as the Subscription Agreement we entered into on July 9, 2010 and consummated on July 15, 2010 with certain other accredited investors, which transaction was reported in our Current report on Form 8-K, dated July 22, 2010.

The issuances of our Common Stock and warrants to purchase our Common Stock described in the first sentence of the preceding paragraph were exempt from registration under the Securities Act by virtue of compliance with Section 4(2) of the Securities Act and Regulation D thereunder.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

EXHIBIT INDEX

Exhibit Number	Description

4.1*	Subscription Agreement between Buyonate, Inc. and certain investors, dated July 9, 2010
4.2*	Form of Warrant of Buyonate, Inc. issued on August 17, 2010

*	Incorporated by reference to the Form 8-K filed on July 22, 2010

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ELECTRONICS HOLDINGS, INC.

By:	/s/ Hailong Liu
Name:	Hailong Liu
Title:	President, Chief Executive Officer and Chief Financial Officer

Date: February 10, 2011